Liquidity and Capital Resources	12 Months Ended
Dec. 31, 2025
Liquidity and Capital Resources [Abstract]
Liquidity and Capital Resources

Note 2 — Liquidity and Capital Resources

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business. The Company reported a net loss from operations of $217,339,132 for the period from March 7, 2025 (inception) to December 31, 2025. As of December 31, 2025, the Company had an aggregate cash balance of $117,702,933, a net working capital of $115,687,053 and an accumulated deficit of $263,450,730.

The Company assesses its liquidity in terms of its ability to generate adequate amounts of cash to meet current and future needs. Its expected primary uses of cash on a short and long-term basis are for working capital requirements and other liquidity needs.

The Company received proceeds of $82,256,882 as a result of the Reverse Recapitalization in December 2025, after giving effect to stockholder redemptions and payment of transaction expenses in connection with the Reverse Recapitalization.

Management has determined that the Company’s current liquidity position is sufficient to fund its operations for at least one year after the filing of these consolidated financial statements.